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                                                               Exhibit (10)(a)

                                   ONEOK, Inc.
                            LONG-TERM INCENTIVE PLAN
                            ------------------------

1.    Purposes.

      The purposes of this Plan are (a) to provide competitive incentives that will enable the Company to attract, retain, motivate, and reward Key Employees and Non-Employee Directors of the Company, and (b) to give the Company's Key Employees and Non-Employee Directors an interest parallel to the interests of the Company's shareholders generally.

2.    Definitions.

      Unless otherwise required by the context, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

      (a) "Beneficiary" means a person or entity (including a trust or estate), designated in writing by a Participant on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom the Participant's rights under the Plan shall pass in the event of the death of the Participant.

      (b) "Board" or a "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

      (c) A "Change in Control" shall mean the occurrence of any of the following:

                           (1)      An acquisition (other than directly from
the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange
Act) of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2(c), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any company or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned or controlled, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                           (2)      The individuals who, as of February 15,
2001, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority

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of the members of the Board of Directors; or, following a Merger which results in a Parent Company, the board of directors of the ultimate Parent Company; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                           (3)      The consummation of:

                                    (i)     A merger, consolidation or
reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

                                            (A)      the stockholders of the
Company, immediately before such Merger, own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the company resulting from such Merger (the "Surviving Company") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Company is not Beneficially Owned, directly or indirectly by another Person (a "Parent Company"), or (y) if there is one or more Parent Companies, the ultimate Parent Company;

                                            (B)      the individuals who were
members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Company, if there is no Parent Company, or (y) if there is one or more Parent Companies, the ultimate Parent Company; and

                                            (C)      no Person other than (1)
the Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such Merger had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Company if there is no Parent Company, or (y) if there is one or more Parent Companies, the ultimate Parent Company.

                                    (ii)    A complete liquidation or
dissolution of the Company; or

                                    (iii)   The sale or other, disposition of
all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as

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a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

           Notwithstanding the foregoing,

           (A) A Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities if: (1) such acquisition occurs as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subparagraph) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (2) (a) within five business days after a Change in Control would have occurred (but for the operation of this subparagraph), or if the Subject Person acquired Beneficial Ownership of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities inadvertently, then after the Subject Person discovers or is notified by the Company that such acquisition would have triggered a Change in Control (but for the operation of this subparagraph), the Subject Person notifies the Board of Directors that it did so inadvertently, and (b) within two business days after such notification, the Subject Person divests itself of a sufficient number of Shares or Voting Securities so that the Subject Person is the Beneficial Owner of less than twenty percent (20%) of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities.

           (B) A Change in Control shall not be deemed to occur if (1) the Shareholder Group (as defined in the Shareholder Agreement) acquires Beneficial Ownership of fifteen percent (15%) or more of the Company's Voting Securities pursuant to the terms of the Shareholder Agreement, by and between WAI, Inc. (now known as ONEOK, Inc.) and Western Resources, Inc. dated as of November 26, 1997 (the "Shareholder Agreement"), until the earlier of (a) the termination of the Shareholder Agreement or (b) the successful consummation of a Buyout Tender Offer as defined in Section 3.6(b) of the Shareholder Agreement, but upon either of such events, the acquisition or existence of such percentage of Beneficial Ownership by Western Resources, Inc. or any of its affiliates shall constitute a Change in Control or (2) the equity securities of the Company owned by the Shareholder Group are in any manner restructured with the approval of a majority of the members of the Incumbent Board (excluding Shareholder Nominees, as defined in the Shareholder Agreement).

Notwithstanding anything in this Plan to the contrary, if an eligible Key Employee's employment is terminated by the Company without Just Cause prior to the date of a Change in Control but the eligible Key Employee reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control

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which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan, provided a Change in Control shall actually have occurred.

      (d) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. References to a particular section of the Code shall include references to any related Treasury Regulations and to successor provisions.

      (e) "Committee" means the Committee appointed by the Board of Directors to administer the Plan pursuant to the provisions of section 11(a) below.

      (f) "Common Stock" means common stock, $0.01 par value, of the Company.

      (g) "Company" means ONEOK, Inc., an Oklahoma corporation, its successors and assigns, or any division or Subsidiary thereof.

      (h) "Director Fees" means all compensation and fees paid to a Non-Employee Director by the Company for his services as a member of the Board of Directors.

      (i) "Director Stock Award" means an award of ONEOK, Inc. Common Stock granted to a Non-Employee Director.

      (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      (k) "Fair Market Value" on a particular date means the average of the high and low sale prices of a share of Common Stock in consolidated trading on the date in question as reported by
              The Wall Street Journal or another reputable source designated by
              -----------------------
              the Committee; provided that if there were no sales on such date reported as provided above, the respective prices on the most recent prior day for which a sale was so reported. In the case of an Incentive Stock Option, if the foregoing method of determining Fair Market Value should be inconsistent with section 422 of the Code, a "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

      (l) "General Counsel" means the General Counsel of the Company serving from time to time.

      (m) "Incentive Stock Option" means an option, including an Option as the context may require, intended to qualify for the tax treatment applicable to incentive stock options under section 422 of the Code.

      (n) "Just Cause" shall mean the Key Employee's conviction in a court of law of a felony, or any crime or offense in a court of law of a felony, or any crime or offense involving misuse or misappropriation of money or property, the Key Employee's violation of

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              any covenant, agreement or obligation not to disclose
              confidential information regarding the business of the Company (or a division or Subsidiary); any violation by the Key Employee of any covenant not to compete with the Company (or a division or Subsidiary); any act of dishonesty by the Key Employee which adversely affects the business of the Company (or a division or subsidiary); any willful or intentional act of the Key Employee which adversely affects the business of, or reflects unfavorably on the reputation of the Company (or a division or Subsidiary); the Key Employee's use of alcohol or drugs which interferes with the Key Employee's performance of duties as an employee of the Company (or a division or Subsidiary); or the Key Employee's failure or refusal to perform the specific directives of the Company's Board of Directors, or its officers which directives are consistence with the scope and nature of the Key Employee's duties and responsibilities with the existence and occurrence of all of such causes to be determined by the Company in its sole discretion; provided, that nothing contained in the foregoing provisions of this paragraph shall be deemed to interfere in any way with the right of the Company (or a division or Subsidiary), which is hereby acknowledged, to terminate the Key Employee's employment at any time without cause.

      (o) "Key Employee" means an employee of the Company, including an officer or director who is such an employee, who the Committee determines is in a position to contribute significantly to the growth and profitability of, or to perform services of major importance to, the Company, its divisions and Subsidiaries.

      (p) "Non-Employee Director" means a member of the Board of Directors of the Company who is not an employee of the Company, and who qualifies as a "Non-Employee Director" under the definition of that term in SEC Rule 16b-3.

      (q) "Non-Statutory Stock Option" means an option, including an Option as the context may require, which is not intended to qualify for the tax treatment applicable to incentive stock options under section 422 of the Code.

      (r) "Option" means an option granted under this Plan to purchase shares of Common Stock. Options may be Incentive Stock Options or Non-Statutory Stock Options.

      (s) "Participant" means a Key Employee or Non-Employee Director who has been granted a Stock Incentive.

      (t) "Performance Unit Award" means an amount of cash or shares of Common Stock or a combination of each, that will be distributed in the future if continued employment and/or other performance objectives or contingencies specified by the Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include the Participant's depositing with the Company, acquiring or retaining for stipulation time periods specified amounts of Common Stock. The amount of the award may but need not be determined by reference to the

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              market value of Common Stock.

      (u) "Plan" means the ONEOK, Inc. Long-Term Incentive Plan set forth in these pages, as amended from time to time.

      (v) "Plan Year" means the calendar year beginning on January 1 and ending the next December 31.

      (w) "Restricted Stock Award" means shares of Common Stock which are issued or transferred to a Participant under Section 5 below and which will become free of restrictions specified by the Committee if continued employment and/or other performance objectives or contingencies specified by the Committee are attained. Such other performance objectives may include, without limitation, corporate, divisional or business unit financial or operating performance measures and such other contingencies may include the Participant's depositing with the Company, acquiring or retaining for stipulated time periods specified amounts of Common Stock.

      (x) "SEC Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as such rule or any successor rule may be in effect from time to time.

      (y) "Section 16 Person" means a person subject to Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

      (z) "Shares" means the common stock, par value $.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

      (aa) "Stock Bonus Award" means an amount of cash or shares of Common Stock which is distributed to a Participant or which the Committee agrees to distribute in the future to a Participant in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the date the distribution is made. The amount of the award may but need not be determined by reference to the market value of Common Stock. Performance Unit Awards and Restricted Stock Awards are specific types of Stock Bonus Awards.

      (bb) "Stock Incentive" means an award granted under this Plan in one of the forms provided for in Section 3.

      (cc) "Subsidiary" means a corporation or other form of business association of which shares (or other ownership interest) having more than 50 percent of the voting power are or in the future become owned or controlled, directly or indirectly, by the Company; provided, however, that in the case of an Incentive Stock Option, the term "Subsidiary" shall mean a Subsidiary (as defined by the preceding clause) which is

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              also a "subsidiary corporation" as defined in Section 424(f) of the Code.

3.    Grants of Stock Incentives.

      (a) Subject to the provisions of the Plan, the Committee may at any time, or from time to time, grant Key Employees Stock Bonus Awards, which may but need not be Performance Unit Awards or Restricted Stock Awards, and/or Options, which may be Incentive Stock Options or Non-Statutory Stock Options.

      (b) Subject to the provisions of the Plan, the Committee shall grant Director Stock Awards to Non-Employee Directors in accordance with
              Section 7 of the Plan. Notwithstanding anything else otherwise expressed or implied in the Plan, no other form of Stock Incentive shall be granted to Non-Employee Directors under the Plan, and in no event shall any grant of an Incentive Stock Option be made to a Non-Employee Director.

      (c)     After a Stock Incentive has been granted,

              (i) the Committee may waive any term or condition thereof that could have been excluded from such Stock Incentive when it was granted, and

              (ii) with the written consent of the affected Participant, may amend any Stock Incentive after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Stock Incentive when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

4.    Stock Subject to the Plan.

      (a) The maximum number of shares of Common Stock which was authorized to be issued or transferred pursuant to Stock Incentives to be granted under the Plan upon the Plan's initial adoption on August 17, 1995, was 1,000,000 shares of Common Stock ("Initially Authorized Shares"), of which 554,800 shares remain available for grant as of August 20, 1998; and the Board has authorized that the amount of those shares remaining eligible to be granted on the effective date ofthe Plan, as amended and restated, be carried over and continued to be reserved, together with reservation of an additional number of shares necessary to have a total of 2,000,000 shares of Common Stock which may be issued or transferred pursuant to Stock Incentives granted under the Plan on and after the date of such amendment and restatement of the Plan, subject to the provisions below of paragraph 4(c) and of Section 9; provided, that the maximum number of shares of Common Stock with respect to which Options or other Stock Incentives may be granted or issued to any employee under the Plan during any year is 150,000.

      (b) Such shares may be authorized but unissued shares of Common Stock, shares of

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              Common Stock held in treasury, whether acquired by the Company specifically for use under this Plan or otherwise, or shares issued or transferred to, or otherwise acquired by, a trust pursuant to paragraph 12(d) below, as the Committee may from time to time determine, provided, however, that any shares acquired or held by the Company for the purposes of this Plan shall, unless and until issued or transferred to a trust pursuant to paragraph 12(d) below or to a Participant in accordance with the terms and conditions of a Stock Incentive, be and at all times remain authorized but unissued shares or treasury shares (as the case may be), irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

      (c) If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred to a Participant and shall cease to be issuable or transferable to a Participant because of the termination, expiration or cancellation, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Company because of the Participant's failure to comply with the terms and conditions of a Stock Incentive or for any other reason, the shares not so issued or transferred, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for in paragraph (a) above of this Section 4 and may again be made subject to Stock Incentives; provided that the number of shares not so issued or transferred and any such reacquired shares may again be made subject to Stock Incentives for Section 16 Persons only if the General Counsel determines that doing so would not jeopardize any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify. If a Participant pays the purchase price of shares subject to an Option by surrendering shares of Common Stock in accordance with the provisions of paragraph 6(b)(iv) below, the number of shares surrendered shall be added back to the number of shares available for issuance or transfer under the Plan so that the maximum number of shares that may be issued or transferred under the Plan pursuant to paragraph 4(a) above shall have been charged only for the net number of shares issued or transferred pursuant to the Option exercise.

5.    Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards.

      Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards shall be subject to the following provisions:

      (a) A Key Employee may be granted a Stock Bonus Award, Performance Unit Award or Restricted Stock Award, and a Non-Employee Director may be granted a Director Stock Award, whether or not he or she is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.

      (b) Shares of Common Stock subject to a Stock Bonus Award may be issued or transferred to a Participant at the time such Award is granted, or at any time

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              subsequent thereto, or in installments from time to time, and subject to such terms and conditions, as the Committee shall determine. In the event that any such issuance or transfer shall not be made to the Participant at the time such Award is granted, the Committee may but need not provide for payment to such Participant, either in cash or shares of Common Stock, from time to time or at the time or times such shares shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares (as adjusted under Section 9) if such shares had been issued or transferred to such Participant at the time such Award was granted.

      (c) Any Stock Bonus Award, Performance Unit Award or Restricted Stock Award may, in the discretion of the Committee, be settled in cash, on each date on which shares would otherwise have been delivered or become unrestricted, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered or become unrestricted; and the number of shares for which such cash payment is made shall be added back to the maximum number of shares available for use under the Plan, provided that the number of shares for which such cash payment is made may be made subject to Stock Incentives for Section 16 Persons only if the General Counsel determines that doing so would not jeopardize any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends
              Section 16 Persons to qualify.

      (d) Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the shares issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the shares issued or transferred pursuant thereto in designated circumstances, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares to a Participant pursuant to any such Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Award. All or any portion of a Stock Bonus Award may but need not be made in the form of a Performance Unit Award or a Restricted Stock Award.

      (e) Each Stock Bonus Award, Performance Unit Award and Restricted Stock Award shall be evidenced by a written instrument in such form as the Committee shall determine, signed by an officer of the Company duly authorized to do so, provided that such instrument is consistent with this Plan and incorporates it by reference.

      (f) Director Stock Awards shall be granted as determined by the Committee in accordance with the provisions of Section 7, and as otherwise provided by this Plan.

6.    Options.

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      Options shall be subject to the following provisions:

      (a) Subject to the provisions of Section 9, the purchase price per share shall be, in the case of an Incentive Stock Option, not less than 100 percent of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted (or in the case of any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporation, not less than 110 percent of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted) and, in the case of a Non-Statutory Stock Option, not less than the par value (if any) of a share of Common Stock on the date the Non-Statutory Stock Option is granted. A Non-Statutory Stock Option may (but need not) entitle the Participant to purchase shares of Common Stock at any fixed discount specified by the Committee from Fair Market Value on the date of purchase. Subject to the foregoing limitations, the purchase price per share may, if the Committee so provides at the time of grant of an Option, be indexed to the increase or decrease in an index specified by the Committee.

      (b) The purchase price of shares subject to an Option may be paid in whole or in part (i) in cash, (ii) by bank-certified, cashier's or personal check subject to collection, (iii) if so provided in the Option and subject to such terms and conditions as the Committee may impose, by delivering to the Company a properly executed exercise notice together with a copy of irrevocable instructions to a stockbroker to sell immediately some or all of the shares acquired by exercise of the Option and to deliver promptly to the Company an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) sufficient to pay the purchase price, or (iv) if so provided in the Option and subject to such terms and conditions as are specified in the Option, in shares of Common Stock or other property surrendered to the Company. Property for purposes of this paragraph shall include an obligation of the Company unless prohibited by applicable law. Shares of Common Stock thus surrendered shall be valued at their Fair Market Value on the date of exercise. Any such other property thus surrendered shall be valued at its fair market value on any reasonable basis established or approved by the Committee. If so provided in the Option and subject to such terms and conditions as are specified in the Option, in lieu of the foregoing methods of payment, any portion of the purchase price of the shares to be issued or transferred may be paid by a promissory note secured by pledge of the purchased shares in such form and containing such provisions (which may but need not provide for interest and for payment of the note at the election of the Participant in cash or in shares of Common Stock or other property surrendered to the Company) as the Committee may approve; provided that (A) if the Committee permits any such note to be paid by surrender of shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of such surrender, and (B) if the Committee permits any such note to be paid by surrender of other property, such other property shall be valued at its fair market value on any reasonable basis established or approved by the Committee, and (C) in the case of an Incentive Stock Option, any such note shall bear

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              interest at the minimum rate required to avoid imputation of interest under federal income tax laws applicable at the time of exercise and (D) any such note shall mature in ten years or such lesser period as may be specified by the Committee.

      (c) Options may be granted for such lawful consideration, including money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Option is granted. Property for purposes of the preceding sentence shall include an obligation of the Company unless prohibited by applicable law. Subject to the foregoing and the other provisions of this Section 6, each Option may be exercisable in full at the time of grant or may become exercisable in one or more installments, at such time or times and subject to satisfaction of such terms and conditions as the Committee may determine. The Committee may at any time accelerate the date on which an Option becomes exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the Option, an Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.

      (d) Each Option shall be exercisable during the life of the optionee only by him or her or his or her guardian or legal representative, and after the death only by his or her Beneficiary or, absent a Beneficiary, by his or her estate or by a person who acquired the right to exercise the Option by will or the laws of decent and distribution. provided that an Option of a Section 16 Person and any Incentive Stock Option may be exercisable after death by a Beneficiary only if such exercise would be, in the opinion of the General Counsel, permissible under and consistent with SEC Rule 16b-3 or Section 422 of the Code, as the case may be. Each Option shall expire at such time or times as the Committee may determine, provided that notwithstanding any other provision of this Plan,
              (i) no Option shall be exercisable after the tenth anniversary of the date the Option was granted, and (ii) no Incentive Stock Option which is granted to any optionee who, at the time such Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of his or her employer corporation or of its parent or subsidiary corporation, shall be exercisable after the expiration of five (5) years from the date such Option is granted. If an Option is granted for a term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its term for a period ending not later than on the tenth anniversary of the date the Option was granted, and no additional consideration need be received by the Company in exchange for such extension. The Committee may but need not provide for an Option to be exercisable after termination of employment until its fixed expiration date (or until an earlier date or specified event occurs).

      (e) An Option may, but need not, be an Incentive Stock Option. All shares of Common Stock which may be made subject to Stock Incentives under this Plan may be made subject to Incentive Stock Options; provided that the aggregate Fair Market Value (determined as of the time the Option is granted) of the stock with respect to which

              Incentive Stock Options may be exercisable for the first time by any Key Employee during any calendar year (under all plans, including this Plan, of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as may apply under the Code.

      (f) Each Option shall be evidenced by a written instrument, signed by an officer of the Company duly authorized to do so, which shall contain such terms and conditions, and shall be in such form, as the Committee shall determine, provided the instrument is consistent with this Plan and incorporates it by reference. An Option, if so approved by the Committee, may include terms, conditions, restrictions and limitations in addition to those provided for in this Plan including, without limitation, terms and conditions providing for the transfer or issuance of shares, on exercise of an Option, which may be non-transferable and forfeitable to the Company in designated circumstances.

      (g) The Committee may specify, at the time of grant of an Incentive Stock Option or, with respect to a Non-Statutory Stock Option, at or after the time of grant, that a Participant shall be granted a Non-Statutory Stock Option (a "Restored Option") if and when (i) such Participant exercise all or part of an Option, including a previously granted Restored Option, (an "Original Option") by surrendering shares of Common Stock already owned by him or her in full or partial payment of the Option price under such Original Option and/or (ii) shares of Common Stock are surrendered or withheld to satisfy tax obligations incident to the exercise of such Original Option. All Restored Options shall be subject to the availability of shares of Common Stock under the Plan at the time of such exercise. A Restored Option shall cover a number of shares of Common Stock not greater than the number of shares of Common Stock surrendered in payment of the option price under such Original Option and/or used to satisfy any tax obligation incident to the exercise of such Original Option. Each Restored Option shall have an option price equal to the Fair Market Value of the Common Stock on the date of grant of the Restored Option and shall expire on the stated expiration date of the Original Option. The date of grant of a Restored Option shall be the date on which the exercise of the Original Option or a previously granted Restored Option resulted in the grant of such Restored Option. A Restored Option shall be exercisable at any time and from time to time from or after the date of grant of the Restored Option (or as the Committee in its sole discretion shall otherwise specify in the written instrument evidencing the Restored Option). The written instrument evidencing a Restored Option shall contain such other terms and conditions, which may include a restriction on the transferability of the Common Stock received upon the exercise of the Original Option or Restored Option, as the Committee in its sole discretion may deem desirable.

      (h) No Participant shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4) during the balance of the calendar year after the Participant's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of

              Code Sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under Section 401(k) of the Code, or during the following calendar year. The preceding sentence shall not apply if and to the extend that the General Counsel determines it is not necessary to qualify any such plan as a cash or deferred arrangement under Section 401(k) of the Code.

      (i) No Option shall be exercisable unless and until the Company (i) obtains the approval of all regulatory bodies whose approval the General Counsel may deem necessary or desirable, and (ii) complies with all legal requirements deemed applicable by the General Counsel.

      (j) An Option shall be considered exercised if and when written notice, signed by the person exercising the Option and stating the number of shares with respect to which the Option is being exercised, is received by the Secretary on a properly completed form approved for this purpose by the Committee, accompanied by full payment of the Option exercise price in one or more of the forms authorized by the Committee and described in Section 6(b) above for the number of shares to be purchased. No Option may at any time be exercised with respect to a fractional share.

7.    Director Stock Awards.

      (a) Each Non-Employee Director Participant shall receive such portion of his Director Fees in Common Stock as shall be established from time to time by the Board, with the remainder of such Director Fees to be payable in cash or in Common Stock as elected by the Non-Employee Director Participant in accordance with paragraph 7(b), below.
      (b) Each Non-Employee Director Participant shall have an opportunity to elect to have the remaining portion of his Director Fees paid in cash or shares of Common Stock or a combination thereof. Except for the initial election pursuant to the adoption of the Plan with this Section 7 therein, or the Director's election to the Board, any such election shall be made in writing and must be made at least thirty (30) days before the beginning of the Plan Year in which the services are to be rendered giving rise to such Director Fees and may not be changed thereafter except by timely written election as to Director Fees for services to be rendered in a subsequent Plan Year. In the absence of such an election, such remaining portion of the Director Fees of a Non-Employee Director shall be paid entirely in cash. Nothing contained in this paragraph 7(b) shall be interpreted in such a manner as would disqualify the Plan for treatment as a "formula plan" under Rule 16b-3 pursuant to which the terms and conditions of each transaction authorized by this Section 7 are fixed in advance by the relevant terms and provisions thereof.

      (c) The number of shares of Common Stock to be paid and distributed to a Non-Employee Director under the provisions paragraphs 7(a) and (b), above, shall be determined by dividing the dollar amount of his Director Fees (which the Board has established, and/or such Non-Employee Director has elected) to be paid in Common

              Stock on any payment date by the Fair Market Value of a share of Common Stock on that date. Except as may otherwise be directed by the Committee, in its sole discretion, the payment and distribution of such shares to a Non-Employee Director shall be on or within five days after the date such Director Fees would otherwise have been paid to him in cash.

8.    Certain Change in Control, Termination of Employment and Disability
      Provisions.

      Notwithstanding any provision of the Plan to the contrary, any Stock Incentive which is outstanding but not yet exercisable, vested or payable at the time of a Change in Control shall become exercisable, vested and payable at that time; provided that if such Change in Control occurs less than six months after the date on which such Stock Incentive was granted and if the consideration for which such Stock Incentive was granted consisted in whole or in part of future services, then such Stock Incentive shall become exercisable, vested and payable at the time of such Change in Control only if the Participant agrees in writing (if requested to do so by the Committee in writing) to remain in the employ of the Company or a Subsidiary at least through the date which is six months after the date such Stock Incentive was granted with substantially the same title, duties, authority, reporting relationships and compensation as on the day immediately preceding the Change in Control. Any Option affected by the preceding sentence shall remain exercisable until it expires or terminates pursuant to its terms and conditions. Subject to the foregoing provisions of this Section 8, the Committee may at any time, and subject to such terms and conditions as it may impose:

      (a) authorize the holder of an Option to exercise the Option following the termination of the Participant's employment with the Company and its Subsidiaries, or following the Participant disability, whether or not the Option would otherwise be exercisable following such event, provided that in no event may an Option be exercised after the expiration of its term;

      (b) grant Options which become exercisable only in the event of a Change in Control;

      (c) authorize a Stock Bonus Award, Performance Unit Award or Restricted Stock Award to become non-forfeitable, fully earned and payable upon or following (i) the termination of the Participant's employment with the Company and its Subsidiaries, or (ii) the Participant's disability, whether or not the Award would otherwise become non-forfeitable, fully earned and payable upon or following such event;

      (d) grant Stock Bonus Awards, Performance Unit Awards and Restricted Stock Awards which become non-forfeitable, fully earned and payable only in the event of a Change in Control; and

      (e) provide in advance or at the time of Change in Control for cash to be paid in settlement of any Option, Stock Bonus Award, Performance Unit Award or Restricted Stock Award in the event of a Change in Control, either at the election of the

              Participant or at the election of the Committee.

9.    Adjustment Provisions.

      In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock shall be, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or any other entity or person, or a record date for determination of holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or other property (other than normal cash dividends) shall occur,
      (a) the number and class of shares or other securities or property that may be issued or transferred pursuant to Stock Incentives thereafter granted or that may be optioned or awarded under the Plan to any Participant, (b) the number and class of shares or other securities or property that may be issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share under outstanding and future Stock Incentives, and (d) the price to be paid per share by the Company or a Subsidiary for shares or other securities or property issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities or property, shall in each case be equitably adjusted; provided that with respect to Incentive Stock Options any such adjustments shall comply with Sections 422 and 424 of the Code.

10.   Effective Date and Duration of Plan.

      The Plan shall be effective when it is first approved by the Board of Directors, provided that the shareholders of the Company thereafter approve it within one year of that date. If the Plan is not so approved by shareholders, the Plan (and any Stock Incentive granted thereunder) shall be null, void and of no force or effect. If so approved, the Plan shall remain in effect, and Stock Incentives may be granted, until Stock Incentives have been granted with respect to all shares authorized to be issued or transferred hereunder or until the Plan is sooner terminated by the Board of Directors, and shall continue in effect thereafter with respect to any Stock Incentives outstanding at that time. In no event shall an Incentive Stock Option be granted under the Plan more than ten
      (10) years from the date the Plan is first adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

11.   Administration.

      (a) The Plan shall be administered by a committee of the Board consisting of two or more directors appointed from time to time by the Board. No person shall be appointed to or shall serve as a member of such committee unless at the time of such appointment and service he or she shall be a "Non-Employee Director," as defined in SEC Rule 16b-3. Unless the Board determines otherwise, the Committee shall be comprised solely of "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code.

      (b) The Committee may establish such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem necessary for the proper administration of the Plan, and may amend or revoke any rule or regulation so established. The Committee shall, subject to the provisions of the Plan, have full power to interpret, administer and construe the Plan and any instruments issued under the Plan and full authority to make all determinations and decisions thereunder including without limitation the authority to (i) select the Participants in the Plan, (ii) determine when Stock Incentives shall be granted,
              (iii) determine the number of shares to be made subject to each Stock Incentive, (iv) determine the type of Stock Incentive to grant, and (v) determine the terms and conditions of each Stock Incentive, including the exercise price, in the case of an Option, and (vi) approve any transaction involving a Stock Incentive for a Section 16 Person (other than a "Discretionary Transaction" as defined in SEC Rule 16b-3) so as to exempt such transaction under SEC Rule 16b-3; provided, that any transaction under the Plan involving a Section 16 Person also may be approved by the Board of Directors, or may be approved or ratified by the stockholders of the Company, in the manner that exempts such transaction under SEC Rule 16b-3. The interpretation by the Committee of the terms and provisions of the Plan and any instrument issued thereunder, and its administration thereof, and all action taken by the Committee, shall be final, binding, and conclusive on the Company, its stockholders, Subsidiaries, all Participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

      (c) Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross or willful misconduct in the performance of their duties.

12.   General Provisions.

      (a) Any provision of the Plan to the contrary notwithstanding, any Stock Incentive issued under the Plan, including without limitation any Option, shall not be transferable by the Participant other than by will or the laws of descent and distribution or to a Beneficiary designated by the Participant, unless the instrument evidencing the Stock Incentive expressly so provides (or is amended to so provide) and is approved by the Committee; and any purported transfer of an Incentive Stock
              Option to a Beneficiary, shall be effective only if such transfer is, in the opinion of the General Counsel, permissible under and consistent with SEC Rule 16b-3 or Section 422 of the Code, as the case may be. Notwithstanding the foregoing, a Participant may transfer any Stock Incentive granted under this Plan, other than an Incentive Stock Option, to members of his or her immediate family (defined as his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such immediate family members or partnerships in which such immediate family members are the only partners if (and only if) the instrument evidencing such Stock Incentive expressly so provides (or is amended to so provide) and is approved by the Committee, and the Participant does not receive any consideration for the transfer; provided that any such transferred Stock Incentive shall continue to be subject to the same terms and conditions that were applicable to such Stock Incentive immediately prior to its transfer (except that such transferred Stock Incentive shall not be further transferable by the transferee inter vivos, except for transfer back to the original Participant holder of the Stock Incentive) and provided, further, that the foregoing provisions of this sentence shall apply to Section 16 Persons only if the General Counsel determines that doing so would not jeopardize any exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify.

      (b) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue in the employment of the Company or a Subsidiary, or shall affect the right of the Company or a Subsidiary to terminate the employment of any person at any time with or without cause.

      (c) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of the General Counsel, been satisfied. Any such issuance or transfer shall be contingent upon the person acquiring the shares giving the Company any assurances the General Counsel may deem necessary or desirable to assure compliance with all applicable legal requirements.

      (d) No person (individually or as a member of a group) and no Beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock (i) issued or transferred to, or acquired by, a trust, (ii) allocated, or (iii) reserved for the purposes of this Plan, or subject to any Stock Incentive except as to such shares of Common Stock, if any, as shall have been issued or transferred to him. The Committee may (but need not) provide at any time or from time to time (including without limitation upon or in contemplation of a Change in Control) for a number of shares of Common Stock, equal to the number of such shares subject to Stock Incentives then outstanding, to be issued or transferred to, or acquired by, a trust (including but not limited to a grantor trust) for the purpose of satisfying the Company's obligations under such Stock Incentives, and, unless prohibited by applicable law, such shares held in trust shall be considered authorized and issued shares with full dividend and voting rights, notwithstanding that the Stock Incentives to which such shares relate shall not have been exercised or may not be exercisable or vested at that time.

      (e) The Company and its Subsidiaries may make such provisions as they may deem appropriate for the withholding of any taxes which they determine they are required to withhold in connection with any Stock Incentive. Without limiting the foregoing, the Committee may, subject to such terms and conditions as it may impose, permit or require any withholding tax obligation arising in connection with the grant, exercise, vesting, distribution or payment of any Stock Incentive to be satisfied in whole or in part, with or without the consent of the Participant, by having the Company withhold all or any part of the shares of Common Stock that vest or would otherwise be distributed at such time. Any shares so withheld shall be valued at their Fair Market Value on the date of such withholding.

      (f) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to directors, officers or employees generally, or to any class or group of such persons, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any incentive compensation, retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

      (g) Any provision of the Plan to the contrary notwithstanding, except to the extent that the Committee determines otherwise, (i) transactions by and with respect to Section 16 Persons under the Plan are intended to qualify for any applicable exemptions provided by SEC Rule 16b-3, and (ii) transactions with respect to persons whose remuneration would not be deductible by the Company but for compliance with the provisions of Code Section 162(m)(4)(C) are intended to comply with the provisions of Code
              Section 162(m)(4)(C). The Plan is also intended to give the Committee the authority to award Stock Incentives that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Stock Incentives that do not so qualify. Every provision of the Plan shall be administered, interpreted and constructed to carry out the foregoing intentions and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

      (h) By accepting any benefits under the Plan, each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, all provisions of the Plan and any action or decision under the Plan by the Company, its agents and employees, and the Board of Directors and the Committee.

      (i) The validity, construction, interpretation and administration of the Plan and of any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively in accordance with, the laws of the State of Delaware, but without giving effect to the principles of conflicts of laws thereof. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan must be commenced, shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

      (j) The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

13.   Amendment and Termination.

      The Plan may be amended by the Board of Directors, without shareholder approval, at any time and in any respect, unless shareholder approval of the amendment in question is required under Oklahoma law, the Code (including without limitation Code Section 422 and Proposed Treasury Regulation Section 1.422A9(b)(iv) thereunder), any applicable exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends Section 16 Persons to qualify, any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations. The Plan may also be terminated at any time by the Board of Directors. No amendment or termination of this Plan shall adversely affect any Stock Incentive granted prior to the date of such amendment or termination without written consent of the Participant.